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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 5, 2002

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)
                  1-10218                                  13-3489233
         (Commission File Number)              (IRS Employer Identification No.)

                      250 STEPHENSON, TROY, MICHIGAN 48083
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 (248) 824-2500
          -------------------------------------------------------------
              (Registrant's telephone number, including area code):

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 9. - REGULATION FD DISCLOSURE

On August 5, 2002 Collins & Aikman Corporation issued a press release concerning its second quarter 2002 results. The press release is filed as Exhibit 99 to this current Report on Form 8-K.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLLINS & AIKMAN CORPORATION
By: J. Michael Stepp
-------------------------------------
Name: J. Michael Stepp
Executive Vice President,
Chief Financial Officer

August 7, 2002


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                                 EXHIBIT INDEX

EXHIBIT NO.               EXHIBIT DESCRIPTION

   99                     Press Release dated August 5, 2002